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                           SELIGMAN NEW TECHNOLOGIES
                                      FUND

                               Quarterly Booklet

                                 SEPTEMBER 2004

This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund. Prospectuses contain more complete information, including expenses, fees, and additional risks. The Seligman New Technologies Fund is closed to new investment. This material is not an offer, or a solicitation of an offer, to purchase any securities or other financial instruments, and should not be so construed. For the most recent available performance of the Fund, please contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com by the seventh business day following that month-end.

On February 25, 2004, a special meeting of the stockholders of Seligman New Technologies Fund, Inc. (the "Fund") was held. At the meeting, the following proposals were approved by the Fund's stockholders in accordance with applicable law: (i) a proposal to authorize a plan to liquidate and dissolve the Fund and
(ii) a proposal to eliminate the Fund's fundamental investment policy of making quarterly repurchase offers for its common stock. As a result of the foregoing, the Fund's investment manager is implementing the Fund's plan of liquidation. The Fund expects that the process of liquidating the Fund's investments will take several years to complete due to the illiquid nature of a substantial portion of its assets.

The Seligman New Technologies Fund is a closed-end fund and shareholders are not able to redeem their shares. Please keep in mind there is no guarantee as to the accuracy of market forecasts contained herein. Opinions, estimates and forecasts may be changed without notice. Past performance is not a guarantee of future results.

SELIGMAN NEW TECHNOLOGIES FUND
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      I.    PORTFOLIO MANAGER COMMENTARY

      II.   TOP PRIVATE HOLDINGS PROFILES

      III.  PERFORMANCE AND PORTFOLIO ANALYSIS

      IV.   INVESTMENT GROUP


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                                PORTFOLIO MANAGER
                                   COMMENTARY


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SELIGMAN NEW TECHNOLOGIES FUND
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      Manager Commentary
      --------------------------------------------------------------------------

      Private Technology Market Analysis

      Venture market conditions in the third quarter did not change materially. On the exit side, a recent industry report shows that acquisitions of venture-backed companies continued at a quarterly pace of about $6 billion for the third quarter in a row. Not only is acquisition activity up from last year, but the sellers' profits are higher as well, given that the average acquisition price is about double the average amount previously invested in the acquired company. Also, we believe the IPO market will remain quite challenging for information technology companies.

      We continue to be concerned by conditions within the venture financing market itself. There remains a significant overhang of capital committed to venture funds but not yet invested, and that overhang creates tremendous pressure among venture-only firms to invest. As a result, many competitors within each technology sector receive financing-in our opinion, many times the number of competitors which a given sector itself is likely to sustain. This artificial profusion of market entrants tends to drive pricing down, confuse customers, and make conditions more difficult for even the best participants.

      The capital overhang is not going away; it may even rise somewhat this year, with 52% of venture firms expecting to raise new funds according to a survey late last year. The amount committed to new funds through the third quarter is already well above the total for all of 2003, according to industry reports. The often-predicted shakeout of venture firms has not happened; on the contrary, many new partnerships are spinning out of the old ones to create additional sources of capital, and some corporations which left the venture market after the bubble burst are once again making venture investments.

      Therefore, although exit opportunities have certainly improved since last year, we continue to approach the venture market with great caution, both regarding our existing portfolio companies' prospects and regarding follow-on investments.

      Venture Capital Pricing Policy

      J. & W. Seligman & Co. Incorporated (the "Manager") will change the fair value of a security in the portfolio based on an analysis of the information available to it. In particular, in determining fair value, the Manager places great emphasis on the financial and business condition of the venture capital companies relative to their respective business plans. In addition to changes resulting from analysis of the venture capital company's success in meeting its model, the Manager will review the fair value of a security when the Manager becomes aware of new information (whether internal or external to the venture capital company) affecting the venture capital company's ability to generate shareholder value.

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                                   TOP PRIVATE
                                HOLDINGS PROFILES


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      Top 10 Private Holdings (as of 9/30/04)
      --------------------------------------------------------------------------

                                  ----------------------------------------------
                                  Headquarters: Fort Lauderdale, FL
      GMP Companies, Inc.         Founded: 1999
      --------------------------- www.gmpcompanies.com
                                  Industry/Sector: Other -- Medical Technologies
                                  ----------------------------------------------

      Company Description:

            GMP Companies, Inc. is a global healthcare company that seeks to acquire, develop and commercialize medical technologies. These technologies are typically licensed from academic medical centers, individual inventors, research institutions and partner companies. Through the Company's two areas of focus, medical technology and biotechnology, it is developing and commercializing various medical products relating to the treatment and care of patients with medical conditions including diabetes, glaucoma, genetic diseases, cardiovascular diseases, cancer, immunologic diseases and neurologic disorders.

            The Company has established a fully integrated infrastructure that offers each business unit a direct connection to resources and expertise that spans medicine, science, engineering, law, business and more. The Company's approach reduces the organizational, administrative and financial burdens on individual business units, freeing innovators to concentrate on their research activities. Using a "research bench to patient" approach attempts to ensure that every aspect of the process is shepherded by experts in each functional area, which the Company believes increases the probability of success.

                                               ---------------------------------
                                               Headquarters: Irvine, CA
      LifeMasters Supported SelfCare, Inc.     Founded: 1994
      ---------------------------------------- www.lifemasters.com
                                               Industry/Sector: Digital Enabling
                                                                Technologies
                                               ---------------------------------

      Company Description:

            LifeMasters(TM) Supported SelfCare, Inc. is an interactive disease management company dedicated to improving clinical outcomes for individuals, providing decision support for physicians, and reducing costs for payors. The Company consists of medical professionals, information specialists, and administrators with offices in Irvine, South San Francisco, and Sacramento, California and Albuquerque, New Mexico. LifeMasters partners with some of the most respected health plans, physician organizations, and employers in the country.

            LifeMasters is fully accredited by the National Committee for Quality Assurance (NCQA) to provide disease management services in each of five disease categories, including: diabetes, congestive heart failure (CHF), coronary artery disease (CAD), chronic obstructive pulmonary disease (COPD) and asthma.

            Founded in 1994 by Harvard-trained physician David E. Goodman, MD, LifeMasters is among the first healthcare companies in the nation to provide disease management for chronically ill individuals by combining communications technology with ongoing nursing support. LifeMasters offers a suite of condition-specific chronic illness management programs to help those suffering from one or more chronic diseases. Programs are available in all 50 states, the District of Columbia, and Puerto Rico.

            LifeMasters' customers are organizations that are accountable for the cost and quality of healthcare. They include leading health plans, employers and governmental organizations. Reimbursement options range from individual case rates to risksharing population-based arrangements.

                                          --------------------------------------
                                          Headquarters: Santa Ana, CA
      Gateway Learning Corporation        Founded: 1996
      ----------------------------------- www.hop.com
                                          Industry/Sector: Internet Business-to-
                                                           Consumer
                                          --------------------------------------

      Company Description:

            Gateway Learning Corporation, with its Hooked on Phonics(R) trademark, is one of the most recognized brands in the children's learn to read category. To date, the company has helped many children develop their reading skills. Their educational experts and product development staff continue to expand the Hooked on Phonics product offerings, while leveraging the brand name into other areas of learning. The company's proprietary learning systems, including Hooked on Math and Hooked on School Success, are convenient for parents and incorporate incentives that motivate the child to progress through the programs and thus to remain interested in reading and learning. A Hooked on Phonics Classroom Edition is also available for teachers to provide a balanced reading program in the classroom. Learning systems are sold through a professional telemarketing organization using the widely recognized 1-800-ABCDEFG phone number and

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Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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            online through their website at www.hookedonphonics.com or www.abcdefg.com. The company's strategic focus has been to provide parents and educators with customized solutions that meet the individual reading and learning needs of their children and students.

                                                 -------------------------------
                                                 Headquarters: Columbia, MD
      iBiquity Digital Corp.                     Founded: 1998
      ------------------------------------------ www.ibiquity.com
                                                 Industry/Sector: Wireless
                                                 -------------------------------

      Company Description:

            iBiquity Digital Corporation (iBiquity) is the developer of the HD Radio(TM) digital broadcasting technology that enables digital radio signals to ride the same airwaves as analog AM/FM radio. HD Radio allows any radio station to deliver CD-like sound to the listening public, along with wireless data services carrying information such as news and entertainment. This is an FCC-approved system that provides for true, end-to-end digital broadcasting within the existing spectrum in conjunction with continued analog broadcasts to legacy receivers.

            Since the FCC has approved HD Radio as the digital AM/FM system for the US market, the nation's AM and FM broadcasters and radio receivers can transition from analog to digital over the course of the next several years. Radio stations in 100 markets have begun the transition to HD Radio technology, reaching 65% of the US population. As HD Radio has been designed to work within the current AM and FM spectrum allocations, consumers will be able to enjoy continued use of their existing analog receivers as well as benefit from the higher quality and additional services offered by the new generation of HD Radio-equipped receivers.

                                                 -------------------------------
                                                 Headquarters: San Francisco, CA
      WaldenVC II, L.P.                          Founded: 1974
      ------------------------------------------ www.waldenvc.com
                                                 Industry/Sector: Fund of Funds
                                                 -------------------------------

      Company Description:

            WaldenVC is a San Francisco-based venture capital firm that invests in technology and media companies. Focus areas include software, media, information and education services, and emerging platforms.

            WaldenVC's core strengths include the following:

            o Hands-On Experience: WaldenVC's general partners and venture partners have operating experience at technology and new media companies and a long track record of growing startups.

            o Corporate Investors: In addition to investing in the fund, WaldenVC's corporate investors bring a wealth of contacts and channels that enables WaldenVC's portfolio companies to grow.

            o Investment Banking Background: With deep contacts in the investment banking world, WaldenVC's partners can play a key role in introducing private companies to potential partners and helping companies evaluate all of their strategic options.

            o International Network: WaldenVC is part of The Walden Group, a twenty-eight-year old network of venture funds that comprises Walden Israel, Walden International Investment Group, as well as numerous other funds, primarily in Asia.

                                                 -------------------------------
                                                 Headquarters: Lawrenceville, NJ
      Edison Venture Fund IV, L.P.               Founded: 1986
      ------------------------------------------ www.edisonventure.com
                                                 Industry/Sector: Fund of Funds
                                                 -------------------------------

      Company Description:

            Edison Venture Fund, by forging partnerships with entrepreneurs, service providers and other financing sources, supports the building of successful companies.

            They invest in expansion stage ($5 to $20 million revenue) information technology companies located in the New York City to Virginia corridor. They invest $3 to $5 million initially and usually are the sole or lead investor.

            Edison's capital pool exceeds $400 million in five independent limited partnerships, of which Edison VentureFund IV, L.P. is one. Their diversified strategy includes venture capital, expansion financings, management buyouts, consolidations, and secondary stock purchases. Their 115 investments include 50 software companies, 20 communications leaders and 10 management buyouts. Edison has invested in 10 companies providing software and services for major pharmaceutical and biotechnology companies. Edison has invested in 9 companies providing financial applications and services.

            They are sponsors and leaders in many entrepreneurial, venture and technology groups throughout New Jersey, Pennsylvania, Delaware, Maryland, and Virginia. Their headquarters is located near Princeton, with satellite offices near Philadelphia and in Northern Virginia.

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Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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                                           -------------------------------------
                                           Headquarters: Emeryville, CA
      HomeGain.com, Inc.                   Founded: 1999
      ------------------------------------ www.homegain.com
                                           Industry/Sector: Internet Business-to
                                                            Consumer
                                           -------------------------------------

      Company Description:

            HomeGain's mission is to provide an honest and informative resource to help homeowners navigate the home selling and buying process. The Company focuses on three primary areas: finding out what a current or future home is worth; preparing a home for sale; and finding the right real estate agent. HomeGain strives to create an innovative and efficient channel for homeowners and buyers to connect with qualified real estate agents while preserving their privacy and control.

            HomeGain's core offering is the ability for home sellers to screen and identify qualified, competitive real estate agents. The success of this product offering led the Company to expand this to home buyers. The result is a comprehensive online service for both homeowners and real estate agents designed to facilitate a homeowner's transactions while saving valuable time and resources. The Company's offerings include:

            Agent Evaluator: HomeGain's Agent Evaluator tool allows home sellers and buyers to identify qualified, professional real estate agents and begin the selection process online. Homeowners can anonymously compare and contrast qualifications and proposals from a number of local agents before choosing whom they want to meet and hire.

            Home Valuation Tool: Homeowners can find out possible value ranges for their home with HomeGain's customized Home Valuation tool, which taps an expansive property record database to provide a report including recent comparable home sales in the neighborhood and their sales prices.

            Home Sale Maximizer: Homeowners can identify the top 10 low-to-moderately priced home improvements that will maximize the sale price of their home, allowing them to create a budget and calculate potential returns on investment.

            PMI Saver: Homeowners can determine if they qualify to cancel their private mortgage insurance (PMI). This calculator links with HomeGain's free Home Valuation Tool, which gives the consumer a value range for their property. Then, a current value figure is added to the PMI Saver, along with the monthly PMI payment amount, purchase price of the home, down payment amount and current loan balance. The PMI Saver calculates within seconds the equity level achieved and whether it's sufficient for the homeowner to qualify for cancellation of PMI.

            Calculators: HomeGain offers valuable financing tools, enabling homeowners to:

            o Calculate capital gains tax and net proceeds from the sale of their home.

            o Compare the cost of moving into a new home with the cost of improving their current home.

            o Compare monthly costs of buying a larger home to current monthly costs of staying in their current home.

            Library: HomeGain provides free access to articles and consumer guides containing valuable real estate information for home sellers and buyers. HomeGain's library contains hundreds of answers to frequently asked questions, a glossary of real estate terms and even an extensive list of questions to ask when interviewing prospective agents.

                                           ------------------------------------
                                           Headquarters: Englewood, CO
      The Petroleum Place, Inc.            Founded: 1995
      ------------------------------------ www.petroleumplace.com
                                           Industry/Sector: Enterprise Business
                                                            Infrastructure
                                           ------------------------------------

      Company Description:

            Petroleum Place (P2) provides a comprehensive suite of transaction services and software solutions for the upstream energy industry. P2 offers fully integrated financial and operational management systems and a comprehensive suite of data access and analysis software. Enterprise software products and services are offered through P2 Energy Solutions (P2ES), established through the merger of Paradigm Technologies, Novistar and Petroleum Financial (PFI). P2ES has implemented financial and operational management systems at more than 210 companies, including major integrated companies and leading independents.

            Transaction Services are offered through three subsidiary companies
            - The Oil & Gas Asset Clearinghouse, Petroleum Place Energy Advisors and Petro TradeLinks. Through these companies, Petroleum Place offers a comprehensive suite of transaction and brokerage services for the acquisition and divestiture of oil and gas properties. The Oil & Gas Asset Clearinghouse is a leading provider of auction services. The Clearinghouse hosts regularly scheduled auctions that feature both live floor and Internet bidding. Properties are marketed to The Clearinghouse's qualified network of thousands of buyers through both a printed auction sale brochure and online through Data Room Explorer.

            Petroleum Place Energy Advisors provides negotiated transaction and advisory services for the acquisition and divestiture of oil and gas properties. Managed by a team of acquisition and divestiture professionals, Petroleum Place Energy Advisors employs a full complement of geotechnical services and utilizes Internet platforms for the marketing and evaluation of properties and prospects. Petro TradeLinks is a members-only organization for senior acquisition and divestiture managers

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Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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            representing 60 energy companies. Members can review properties available for sale or trade in a secure environment hosted on P2 and network with other members either online or at events to facilitate transactions.

            In addition, P2 offers AssetExplorer, an integrated e-marketing services and technology platform that enables the effective, efficient online marketing of assets. Assets are featured in electronic data rooms (EDR) on the P2 Web site and marketed to abroad, yet targeted group of prospective buyers. AssetExplorer is ideally suited for the marketing of prospects, joint ventures, farmouts, leases and licenses. The Clearinghouse, P2 Energy Advisors and Petro TradeLinks also utilize AssetExplorer as a platform to promote and enable the evaluation of properties and packages. P2 provides dedicated Internet technology, development and support for its subsidiary companies, enabling each to focus on their core business while extending their offerings to the Internet.

            Through Strata Web Systems, P2 offers a suite of online data access and analysis applications - DataMap, Query Manager and Production Data Analysis - designed to provide quick, convenient access to and analysis of US and Canadian industry data.

                                                  ------------------------------
                                                  Headquarters: Costa Mesa, CA
      Innocal II, L.P.                            Founded: 1999
      ------------------------------------------- www.innocal.com
                                                  Industry/Sector: Fund of Funds
                                                  ------------------------------

      Company Description:

            InnoCal is a private venture capital firm funded by institutional and private investors. They focus on investing in early stage information technology with the majority of investments located in Southern California. InnoCal is an information technology venture investor and as such are currently focused on enterprise software, wireless technologies, communications, Internet and broadband technologies, and high growth businesses in other viable IT sectors. The partners at InnoCal work as a team and collectively have over 65 years of experience in venture capital. Total investment in a given portfolio company may range from $1 million to $5 million, with $3 million as an average initial investment. Typically, they are lead investors, often times leading a syndicate of multiple venture capital or strategic investors. Given their deep and long term relationships in the venture capital business, they can add value by bringing together many investors in a round of financing.

            InnoCal seeks opportunities with the following characteristics:

            o Exceptional management teams - those that have the knowledge, skills and ambition required to build highly successful companies.

            o Early and expansion stage companies seeking a first or second round of venture financing.

            o Companies with proprietarytechnology or "know-how" barriers to competitive market entry.

                                  ----------------------------------------------
                                  Headquarters: New York, NY
      Index Stock Imagery         Founded: 1991
      --------------------------- www.indexstock.com
                                  Industry/Sector: Digital Enabling Technologies
                                  ----------------------------------------------

      Company Description:

            Index Stock Imagery, Inc., is a source of photographs, illustrations, and digital images. It represents professional photographers and independent still image providers and has agents in many foreign countries. Index was among the first stock agencies to begin storing and distributing images electronically. It started scanning its collection in 1992 and launched its first e-commerce site in 1994. The agency now has a large collection of commercially available images on-line.

            Index Stock Imagery is also the parent company of Photos To Go, a large source of images for small businesses and consumers. At www.photostogo.com, this division of Index provides images, prints, posters, and postcards for all types of small business and home business uses. Index also supports a leading image subscription service, WebSpice. This product includes clip art images and photographs that are all suitable for use in building Web sites and digital products.

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Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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                                PERFORMANCE AND
                               PORTFOLIO ANALYSIS


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SELIGMAN NEW TECHNOLOGIES FUND
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      Performance & Portfolio Analysis (9/30/04)
      --------------------------------------------------------------------------

      ---------------------
      New Technologies Fund   Inception Date: 07/27/1999
      --------------------------------------------------------------------------

      Performance data quoted herein represents past performance. Past performance is no guarantee of future results. Returns for the Fund assume the reinvestment of all dividends and distributions. Returns are calculated based on the net asset value. The fund performance figures for inception to date and average annual return since inception include a 3% maximum sales charge. The one-year and year to date figures do not. Since the funds are not open for new investments, applying sales charges to the recent performance numbers distorts the actual performance of the funds. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. In addition, an investment in the Fund involves investment risks, including the possible loss of principal. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com by the seventh business day following that month-end.

      -----------------
      Portfolio Returns
      -----------------

                                                                        Goldman            Goldman
                                                         Fund            Sachs              Sachs
                                                     Performance      Tech Index       Blended Index(1)
      --------------------------------------------------------------------------------------------------
      Cumulative Total Return Since Inception           (80.0%)         (45.4%)            (48.4%)
      --------------------------------------------------------------------------------------------------
      Average Annual Return Since Inception             (26.7%)         (11.0%)            (12.0%)
      --------------------------------------------------------------------------------------------------
      One Year Total Return                             (14.4%)           1.8%               5.7%
      --------------------------------------------------------------------------------------------------
      YTD Total Return                                  (15.3%)         (10.4%)             (8.0%)
      --------------------------------------------------------------------------------------------------

      --------------------------
      Sector Analysis (% of NAV)
      --------------------------

                                                        Public          Private             Total
      --------------------------------------------------------------------------------------------------
      Broadband and Fiber Optics                          0.0%            0.5%               0.5%
      --------------------------------------------------------------------------------------------------
      Digital Enabling Technologies                       0.0%           14.1%              14.1%
      --------------------------------------------------------------------------------------------------
      Enterprise Business Infrastructure                  0.0%            1.7%               1.7%
      --------------------------------------------------------------------------------------------------
      Internet Business-to-Consumer                       0.0%            7.7%               7.7%
      --------------------------------------------------------------------------------------------------
      Wireless                                            0.0%            5.8%               5.8%
      --------------------------------------------------------------------------------------------------
      Other                                               0.1%           55.8%              55.9%
      --------------------------------------------------------------------------------------------------
      Net Cash                                           14.3%            0.0%              14.3%
      --------------------------------------------------------------------------------------------------
      Total                                              14.4%           85.6%             100.0%
      --------------------------------------------------------------------------------------------------

      Top Holdings
      --------------------------------------------------------------------------

      -----------------------
      Top 10 Private Holdings
      -----------------------

      (Represents 75.9% of Net Assets)
      --------------------------------------------------------------------------
      GMP Companies
      --------------------------------------------------------------------------
      LifeMasters Supported SelfCare
      --------------------------------------------------------------------------
      Gateway Learning
      --------------------------------------------------------------------------
      iBiquity Digital
      --------------------------------------------------------------------------
      WaldenVC II
      --------------------------------------------------------------------------
      Edison Venture Fund IV
      --------------------------------------------------------------------------
      Homegain.com
      --------------------------------------------------------------------------
      The Petroleum Place
      --------------------------------------------------------------------------
      InnoCal II
      --------------------------------------------------------------------------
      Index Stock Imagery
      --------------------------------------------------------------------------

      -------------------------------
      Venture Capital Advance/Decline
      Information(2)
      -------------------------------

      Since 6/30/04                                                     # of Cos
      --------------------------------------------------------------------------
      Advancing Issues                                                     11
      --------------------------------------------------------------------------
      Declining Issues                                                     16
      --------------------------------------------------------------------------
      Active Investments(3)                                                45
      --------------------------------------------------------------------------

      --------------------------------
      Venture Capital Liquidity Events
      --------------------------------

      Completed IPOs Since Inception                                       15
      --------------------------------------------------------------------------
      Companies Acquired by Third Party Since Inception                    23
      --------------------------------------------------------------------------
      Companies Currently in SEC Registration                               0
      --------------------------------------------------------------------------
      Total Private Investments Since Inception                           115
      --------------------------------------------------------------------------
      Failed Investments(4)                                                45
      --------------------------------------------------------------------------

      -------------------------------
      Venture Capital Private Funding
      -------------------------------

                                                           Percent of Net Assets
      --------------------------------------------------------------------------
      Private Securities                                            85.6%
        Private Securities Funded to Break-Even(5)                  55.4%
        Private Securities Subject to Financing Risk(6)             30.8%
      --------------------------------------------------------------------------
      Average Months Remaining Cash for Operations
      (for Private Securities Subject to Financing Risk)             5.2
      --------------------------------------------------------------------------

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See footnotes on page 12. This page and the information contained herein cannot be reviewed, discussed or shown unless accompanied by the footnotes contained on page 12 of this Quarterly Booklet.


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      Footnotes
      --------------------------------------------------------------------------

      The Seligman New Technologies Fund II is a closed-end fund and shareholders are not able to redeem their shares on a daily basis.

      The Fund is actively managed and its respective holdings are subject to change.

      The Fund invests primarily in the stock of technology companies, including private companies typically not available to the general public. This venture capital investing is highly speculative. Additionally, such stocks may be subject to increased government regulation and offer limited liquidity. Investments concentrated in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average market price fluctuations. Please consult the Fund's prospectus for more information about risk.

      Investors cannot invest directly in unmanaged indices, such as the Goldman Sachs Technology Index. Returns for the Goldman Sachs Technology Index assume the reinvestment of any distributions and do not include sales charges. The Goldman Sachs Technology Index reflects the performance of publicly traded companies only.

      (1) The Goldman Sachs "Blended" Index is an index created by J. & W. Seligman & Co. Incorporated ("Seligman"), the Funds' manager, using four of the six sub-indices within the Goldman Sachs Technology Index. The Blended Index consists of a twenty-five percent equal weighting in the following Goldman Sachs Technology Index sub-indices: Goldman Sachs Software Index (Symbol: GSO); Goldman Sachs Internet Index (Symbol: GIN); Goldman Sachs Multimedia Networking Index (Symbol: GIP); and Goldman Sachs Semiconductor Index (Symbol: GSM). The Manager selected these four sub-indices because, in its view, they better represent the sectors within the technology industry in which the Funds primarily invest. The Funds' holdings, however, are not evenly weighted among these four sectors, and the weightings of the holdings of either or both Funds may differ significantly among these sectors. Material investments have been and may be made outside these sectors. The Funds are actively managed and their holdings are subject to change.

      (2) An advancing issue is a company whose valuation has increased since the last reporting period for reasons including, but not limited to, new rounds of financing, revised financial projections, exchange rate fluctuations and exceeding performance expectations. Similarly, a declining issue is one whose valuation has decreased since the last reporting period.

      (3) Includes companies that are funded to break-even (see footnote 5), not funded to break-even (see footnote 6), failed investments that have not declared bankruptcy (see footnote 4), fund of fund investments, and public holdings originated from private investments.

      (4) Includes those companies that have filed for bankruptcy and those companies that Seligman believes will imminently file for bankruptcy or have reduced their operations to the extent that there can be no meaningful business going forward.

      (5) Seligman evaluates each private company in the portfolio and determines whether, in its view, a company may reach breakeven/ profitability with existing capital. If a company is classified as "Funded to Break-Even" it means that it is able, in the opinion of Seligman, to fund its operations without additional outside financing. That determination may differ significantly from the view of the company itself and from actual results. There can be no assurances that such companies will actually break-even or remain or become profitable.

      (6) Those companies that, in the opinion of the Seligman, do not currently have sufficient capital to reach break-even.

      This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund II. Prospectuses contain more complete information, including expenses, fees, and additional risks. The Fund is closed to new investment. For the most recent available performance of the Fund, please contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783.


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                                INVESTMENT GROUP


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      [PHOTO]

      Thomas Hirschfeld

      Managing Director (New York)

      Joined Seligman: 2001

      Investment Experience: 15 years

      Co-Portfolio Manager for Seligman New Technologies Fund and Seligman New Technologies Fund II and Seligman New Technologies Venture Fund and Seligman New Technologies Venture Fund II. Heads Seligman's Venture Capital effort.

      Prior Experience:

      General Partner, Patricof & Co. Ventures. Vice President, Investment Banking at Salomon Brothers. Assistant to the Mayor of New York City.

      Education:

      BA (Classics) - Harvard; MA (Economics, Politics) - Oxford

      Private Industry Coverage:

      Software (Mainframe/ Platform/ Utilities, Applications/ Security)

      --------------------------------------------------------------------------

      [PHOTO]

      Richard M. Parower, CFA

      Senior Vice President (New York)

      Joined Seligman: 2000

      Investment/Industry Experience: 10 years

      Co-Portfolio Manager for Seligman New Technologies Fund and Seligman New Technologies Fund II and Seligman New Technologies Venture Fund and Seligman New Technologies Venture Fund II. Also manages Seligman Global Technology Fund.

      Prior Experience:

      Senior Analyst covering Global IT at Citibank Global Asset Management. Senior Analyst with Montgomery Asset Management. Securities Analyst with GT Capital Management and Cowen Asset Management.

      Education:

      BA (Economics) - Washington University; MBA (Finance/International Business) - Columbia

      Public Industry Coverage:

      Software (Applications & Security), Technology Services

      --------------------------------------------------------------------------

      [PHOTO]

      Lauren Wu

      Vice President/ CFO-Venture Capital Investment (California)

      Joined Seligman: 2001

      Investment Experience: 6 years

      Prior Experience:

      Associate, Wasserstein Ventures. Associate, Financial Sponsors Investment Banking at Merrill Lynch. Business Analyst at McKinsey & Co.

      Education:

      BS (Industrial Engineering Wilson Medal Scholar) - University of Toronto; MBA (Financial Management) - MIT/Sloan

      Private Industry Coverage:

      Generalist

      --------------------------------------------------------------------------

      [PHOTO]

      Vishal Saluja

      Managing Director (California)

      Joined Seligman: 2000

      Investment/Industry Experience: 12 years

      Prior Experience:

      Vice President, focusing on late-stage venture capital technology investments, Franklin Templeton Group. Engagement Manager focusing on financial services industry at McKinsey & Co.

      Education:

      BS (Finance) summa cum laude / BAS (Applied Science) - University of Pennsylvania/Wharton and School of Engineering; MBA - Stanford

      Private Industry Coverage:

      Networking, Wireline Equipment

      Public Industry Coverage:

      Electronic Design Software, Semiconductors (Communications ICs), Medical Devices, Diagnostics, Life Science Tools


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SELIGMAN NEW TECHNOLOGIES FUND
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      [PHOTO]

      Ajay Diwan

      Senior Vice President (California)

      Joined Seligman: 2001

      Investment Experience: 14 years

      Prior Experience:

      Senior analyst covering data networking, optical, and wireless industries at Goldman Sachs; analyst covering data networking at PaineWebber.

      Education:

      BS (Electrical Engineering and Applied Physics) - Case Western Reserve; MBA (Finance) - Columbia Private Industry

      Coverage:

      Networking, Wireline Equipment, Data Storage

      Public Industry Coverage:

      Networking, Wireless and Wireline Equipment, Data Storage, IT Services/ Data Processing

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      [PHOTO]

      Sangeeth Peruri

      Vice President (California)

      Joined Seligman: 2000

      Investment Experience: 4 years

      Prior Experience:

      Analyst, Technology Investment Banking group at Morgan Stanley.

      Education:

      BA (Economics) Phi Beta Kappa - Brown. Rotary Scholarship, Henry Martyn Institute in Hyderabad, India.

      Private Industry Coverage:

      Semiconductors, Computers and Peripherals, Networking, Wireline Equipment

      Public Industry Coverage:

      Semiconductors, Connectors, Electronic Distribution, Contract Manufacturing Services

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